March 5, 1996

                      THE DREYFUS THIRD CENTURY
                             FUND, INC.

                      Supplement to Prospectus
                      Dated September 15, 1995

       At a meeting of the Board of Directors of The Dreyfus Third Century Fund, Inc. (the "Fund") held on January 18, 1996, the Board approved an amended and restated Sub-Investment Advisory Agreement between The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, and NCM Capital Management Group, Inc. ("NCM"), the Fund's sub-investment adviser, providing for an increase in the fees payable by Dreyfus to NCM as set forth below ("Proposal 1"). Under Proposal 1, the management fees paid by the Fund would not change.

    Current Fee Under the Existing Sub-Investment Advisory Agreement

                                                   Annual Fee as a Percentage
Total Assets                                       of Average Daily Net Assets

0 to $500 million                                         .10 of 1%
In excess of $500 million                                 .20 of 1%

    Proposed Fee Under the Proposed Sub-Investment Advisory Agreement

                                                   Annual Fee as a Percentage
Total Assets                                       of Average Daily Net Assets

0 to $400 million                                         .10 of 1%
In excess of $400 million to $500 million                 .15 of 1%
In excess of $500 million to $750 million                 .20 of 1%
In excess of $750 million                                 .25 of 1%

       At a meeting of the Board of Directors of the Fund held on February 27, 1996, the Board approved amending the Fund's existing fundamental policy regarding its socially responsible "Special Considerations," as defined in the Fund's Prospectus, to provide that the Board of Directors may in the future supplement the Fund's Special Considerations with additional socially responsible investment restrictions without stockholder approval ("Proposal 2"). Any additional criteria or restrictions that supplement the Special Considerations now require stockholder approval. Under Proposal 2, any change to the Fund's Special Considerations would continue to require stockholder approval and the Fund's Special Considerations would have to be satisfied notwithstanding any new restrictions adopted by the Board.

       Stockholders of the Fund will be asked to vote on Proposal 1 and Proposal 2 at a Special Meeting of Stockholders to be held on or about April 16, 1996. If stockholders approve Proposal 1, the amended and restated Sub-Investment Advisory Agreement between Dreyfus and NCM would take effect on or about April 22, 1996.

                        ________________________

       The following information supplements or replaces the information contained in the sections of the Fund's Prospectus entitled "Management of the Fund," "How to Buy Fund Shares," "Shareholder Services," and "How to Redeem Fund Shares":

       Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

       Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:

       -   Dreyfus TeleTransfer Privilege
       -   Telephone Exchange Privilege
       -   Wire Redemption Privilege
       -   Telephone Redemption Privilege